SECOND AMENDMENT

                                       TO

                         PLEDGE AND SERVICING AGREEMENT

     THIS SECOND AMENDMENT TO PLEDGE AND SERVICING AGREEMENT ("Agreement"), dated as of March 15, 2000, amends and modifies that certain Pledge and Servicing Agreement, dated as of July 31, 1998, and amended by a First Amendment dated as of October 31, 1999 (the "Pledge Agreement"), by and among Fairfield Funding Corporation, II, a Delaware corporation, Fairfield Acceptance Corporation - Nevada, a Delaware corporation in its capacity as Servicer thereunder, Fairfield Communities, Inc., a Delaware corporation, First Security Bank, National Association, as Trustee and Fleet National Bank, formerly BankBoston, N.A., as Collateral Agent, and is joined in by the Noteholders for the sole purpose of evidencing their consent hereto.

     WHEREAS, the parties to the Purchase Agreement have agreed and consented to modify the Pledge Agreement in order to reflect their understanding regarding the application and operation of said agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Pledge Agreement.

     2. The definition of Amortization Commencement Date in Section 1.1 of the Pledge Agreement is hereby amended and restated as follows:

          "'Amortization   Commencement  Date'  means  the  first  Payment  Date
     following the earlier of (a) April 1, 2000, or (b) the occurrence of an Early Amortization Event."

     3. Except as expressly provided in this Agreement, all of the terms and conditions of the Pledge Agreement shall remain in full force and effect.

     4. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada.

          5. This Agreement may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     FAIRFIELD FUNDING CORPORATION, II


                                     By:/s/Ralph E. Turner
                                        -------------------------------
                                             Name: Ralph E. Turner
                                             Title: President

                                     FAIRFIELD ACCEPTANCE CORPORATION-
                                     NEVADA

                                     By:/s/Ralph E. Turner
                                        --------------------------------
                                             Name: Ralph E. Turner
                                             Title: President

                                     FAIRFIELD COMMUNITIES, INC.


                                     By:/s/Robert W. Howeth
                                        ---------------------------------
                                             Name: Robert W. Howeth
                                             Title: Senior Vice President

                                     FIRST SECURITY BANK NATIONAL
                                     ASSOCIATION, as Trustee

                                     By:/s/Francine Schartz
                                        ----------------------------------
                                             Name: Francine Schartz
                                             Title: Vice President

                                     FLEET NATIONAL BANK, formerly BankBoston,
                                     N.A., as Collateral Agent

                                     By:/s/Amy Roberts
                                        -----------------------------------
                                             Name: Amy Roberts
                                             Title: Director

         Consented to as of the date first written above.

                                     JOHN HANCOCK MUTUAL LIFE
                                     INSURANCE COMPANY


                                     By:/s/Bruce Martin
                                        ----------------------------------
                                     Name: Bruce Martin
                                           -------------------------------
                                     Title: Investment Officer


                                     INVESTORS PARTNER LIFE INSURANCE
                                     COMPANY

                                     By:/s/Francis X. Felcon
                                        ----------------------------------
                                     Name: Francis X. Felcon
                                           -------------------------------
                                     Title: Second Vice President


                                     JOHN HANCOCK VARIABLE LIFE
                                     INSURANCE COMPANY

                                     By:/s/Francis X. Felcon
                                        ----------------------------------
                                     Name: Francis X. Felcon
                                           -------------------------------
                                     Title: Second Vice President

                                      CONNECTICUT GENERAL LIFE
                                      INSURANCE COMPANY
                                      By:  CIGNA INVESTMENTS, INC.


                                      By:/s/David M. Cass
                                         ----------------------------------
                                      Name: David M. Cass
                                            -------------------------------
                                      Title: Vice President


                                      CONNECTICUT GENERAL LIFE
                                      INSURANCE COMPANY
                                      ON BEHALF OF ONE OR MORE
                                      SEPARATE ACCOUNTS
                                      By:  CIGNA INVESTMENTS, INC.

                                      By:/s/David M. Cass
                                         ----------------------------------
                                      Name: David M. Cass
                                            -------------------------------
                                      Title: Vice President